[Pioneer Logo]

Pioneer
Short-Term Income
Trust

ANNUAL REPORT 11/30/97

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                                                     1
Portfolio Summary                                                            2
Performance Update                                                           3
Portfolio Management Discussion                                              5
Schedule of Investments                                                      8
Financial Statements                                                        14
Notes to Financial Statements                                               19
Report of Independent Public Accountants                                    23
Trustees, Officers and Service Providers                                    24
Retirement Plans from Pioneer                                               25
Programs and Services for Pioneer Shareowners                               26
The Pioneer Family of Mutual Funds                                          29

Pioneer Short-Term Income Trust

LETTER FROM THE CHAIRMAN 11/30/97
 Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this report for Pioneer Short-Term Income Trust, covering its fiscal year ended November 30, 1997. On behalf of the Fund's investment team, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

During the Fund's last fiscal quarter, demand in the U.S. bond market soared as the world's stock markets demonstrated exceptional volatility. Asian markets plunged after languishing for several months as they digested currency and economic changes. Here in the United States, the Dow Jones Industrial Average took a break from its exhilarating upward climb to experience - in the space of two days - both its biggest one-day point drop and its biggest one-day point gain. European markets bounced around, shaken by the drop in Asia and then heartened by the speedy U.S. rebound. Even Latin American markets were affected, mostly in a chain reaction from nervous investors.

After consecutive quarters of robust growth in stocks, this fast-paced change forced a lot of investors to rethink their investment strategy. Many concerned investors have moved away from stocks and into high-quality, fixed-income securities - like those held by your Fund - to shelter their portfolio. We have always believed it is important to allocate your assets across both stock and bond investments and recent market conditions demonstrate this importance.

I encourage you to read on to learn more about your Fund. Please contact your investment representative, or us at 1-800-225-6292, if you have questions about Pioneer Short-Term Income Trust.


Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer Short-Term Income Trust
PORTFOLIO SUMMARY 11/30/97

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

U.S. Government Agency Obligations               74%
Corporate Bonds                                  16%
U.S. Government Obligations                       9%
Short-Term Cash Equivalents                       1%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

Treasury/Agency                                  83%
AAA                                               5%
AA                                                2%
A                                                 5%
BBB                                               5%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)


 1. U.S. Treasury Notes, 7.75%, 1999                                      6.71%
 2. Federal National Mortgage Association, Medium Term Note, 7.11%, 2000  2.28
 3. Tennessee Valley Authority, 8.375%, 1999                              2.25
 4. Federal National Mortgage Association, Medium Term Note, 7.17%, 2001  2.18
 5. Federal National Mortgage Association, Medium Term Note, 7.3%, 2000   2.17
 6. Federal National Mortgage Association, Medium Term Note, 7.0%, 2001   2.17
 7. Federal Home Loan Mortgage Corp., Global Notes, 6.85%, 2000           2.17
 8. Federal Home Loan Mortgage Corp., REMIC Series 1243H, 7.5%, 2004      2.16
 9. Federal Home Loan Mortgage Corp., REMIC Series 1145G, 8.0%, 2006      1.97
10. Premier Auto Trust, Series 1995-2A6, 7.2%, 1999                       1.91


Fund holdings will vary for other periods.

Pioneer Short-Term Income Trust
PERFORMANCE UPDATE 11/30/97                             CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  11/30/97       11/30/96
                           $3.77          $3.79
                           Income         Short-Term          Long-Term
Distributions per Share
(11/30/96-11/30/97)       Dividends      Capital Gains       Capital Gains
                           $0.227             -                   -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Short-Term Income Trust at public offering price, compared to the growth of the Merrill Lynch 1-3 Year Government Bond Index.


[boxed text]
Average Annual Total Returns
(As of November 30, 1997)

                 Net Asset     Public Offering
Period             Value         Price*
Life-of-Fund       5.21%         4.72%
(8/10/92)
5 Year             5.37          4.85
1 Year             5.64          2.93

* Reflects deduction of the maximum
  2.5% sales charge at the beginning
  of the period and assumes reinvest-
  ment of distributions at net asset
  value.

[mountain chart]
Growth of $10,000 [dagger]

        Pioneer Short-Term                Merrill Lynch 1-3 Year
            Income Trust*                  Government Bond Index
08/31/92        9,750                              10,000
11/30/92        9,809                              10,018
05/31/92       10,204                              10,372
11/30/93       10,424                              10,623
05/31/94       10,466                              10,586
11/30/94       10,457                              10,697
05/31/95       11,122                              11,375
11/30/95       11,466                              11,810
05/31/96       11,606                              11,975
11/30/96       12,062                              12,494
05/30/97       12,332                              12,766
11/30/97       12,743                              13,235

+ Index comparison begins 8/31/92. The Merrill Lynch 1-3 Year Government Bond Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Short-Term Income Trust
PERFORMANCE UPDATE 11/30/97                             CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  11/30/97       11/30/96
                           $3.76          $3.79
                           Income         Short-Term          Long-Term
Distributions per Share
(11/30/96-11/30/97)       Dividends      Capital Gains       Capital Gains
                           $0.199             -                    -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Short-Term Income Trust, compared to the growth of the Merrill Lynch 1-3 Year Government Bond Index.

[boxed text]
 Average Annual Total Returns
  (As of November 30, 1997)

                   If          If
Period            Held      Redeemed*
Life-of-Fund      4.78%     4.78%
(4/4/94)
1 Year            4.60       2.60


* Reflects deduction of the maximum
  2.5% sales charge at the beginning
  of the period and assumes reinvest-
  ment of distributions at net asset
  value.

[mountain chart]
Growth of $10,000[dagger]

        Pioneer Short-Term                Merrill Lynch 1-3 Year
            Income Trust*                 Government Bond Index
04/30/94       10,000                              10,000
05/31/94        9,987                              10,014
11/30/94        9,961                              10,119
05/31/95       10,539                              10,761
11/30/95       10,850                              11,172
05/31/96       10,910                              11,328
11/30/96       11,325                              11,819
05/31/97       11,521                              12,077
11/30/97       11,845                              12,520



+ Index comparison begins 4/30/94. The Merrill Lynch 1-3 Year Government Bond Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Short-Term Income Trust

PORTFOLIO MANAGEMENT DISCUSSION 11/30/97

Dear Shareowner,
--------------------------------------------------------------------------------

It is with pleasure that I introduce this annual report for Pioneer Short-Term Income Trust, covering the 12 months ended November 30, 1997. Fixed-income investments fared well for the year, enjoying declining interest rates in the past six months after facing rising interest rates during the first half of the fiscal year.

As a whole, short-term income funds performed well. According to Lipper Analytical Services, an independent firm that reports mutual fund performance, the 100 short-term income funds it tracked generated an average total return of 5.51% for the year ended November 30, 1997. For the same time period, your Fund finished slightly ahead of the pack, posting a healthy 5.64% total return for Class A Shares and 4.60% total return for Class B Shares. (Returns are for the one-year period and are based on share price at net asset value with all dividends reinvested.)

Despite mixed conditions in the fixed-income market, the Fund met its objective of providing high current income and a relatively stable share price. Class A Shares of the Fund paid a total of $0.227 per share in monthly dividends and had an attractive 30-day S.E.C. yield of 5.11% on November 30.

Fed Raises Rates, Bonds Bounce Back
Early in the year, it was evident the U.S. economy was growing at an unsustainable rate. Unemployment had dropped to a 24-year low of 4.8%. With fewer people available, companies are forced to attract workers with wage increases. The result is higher costs for companies, which are passed on to the consumer as higher prices for goods and services - starting the cycle of inflation. After observing months of low unemployment, along with increased factory output and strengthening consumer confidence, the Federal Reserve moved to slow growth and stem inflation. The Fed raised short-term interest rates by
0.25 percentage points on March 25, boosting the Federal funds rate to 5.50%. The hike, an effort to slow lending by increasing the rate banks charge one another for overnight loans, was much expected and bond prices fell both before and after the move.

Pioneer Short-Term Income Trust
PORTFOLIO MANAGEMENT DISCUSSION 11/30/97                (continued)

Toward the second half of the fiscal year, all but the shortest interest rates declined as bond prices rose; Treasury bills suffered as foreign banks sold them to support faltering currencies. Overall, however, bond investors reacted favorably to the slower pace of economic growth that settled in, and the threat of further Fed action passed. Indeed, the Fed's move in March was the only change to rates it initiated in 1997.

Unprecedented volatility in the world's stock markets during the fourth quarter also added to bonds' appeal. The Dow Jones Industrial Average of 30 "blue chip" stocks plunged 554 points on October 27, its largest one-day point loss, when Asian markets began to unwind, sparking sharp and sudden sell-offs in stocks across the globe.

There is no doubt that the recent collapse of currencies and stocks markets in places such as South Korea, Indonesia and Malaysia will have an impact on our economy and monetary policy. So far, trouble overseas has had a positive effect on U.S. bonds and probably stalled any further Fed action. It also created a "flight to quality" as investors seek the historic stability that U.S. government securities offer, a trend we expect to continue.

Portfolio Adjusts to Changing Market
We are pleased with the Fund's performance for the fiscal year. As always, we maintained a high-quality portfolio of securities with remaining maturities of five years or less. At fiscal year-end, the largest percentage of the portfolio, 83%, was invested in securities of the U.S. government and its agencies, a decrease from 89% at the midpoint of the year. Government securities offer stability and attractive levels of income, trademarks of your Fund, without the potential credit risk of non-government securities. We use these easily traded issues to manage portfolio volatility. By fiscal year-end, the Fund's duration was 1.42 years, which is on the lower end of the risk spectrum. (Duration is a measure of price sensitivity to interest rates. The longer the duration, the greater the change in response to a move in interest rates.)

Pioneer Short-Term Income Trust


Holding government securities also allows the Fund to easily raise cash for unique buying opportunities as they arise. We saw several such opportunities in the corporate sector this year. We always search for companies with improving business and financial fundamentals that leave them likely to be upgraded in credit quality. As corporate performance improved over the fiscal year, we responded by adding companies such as Bank One and Discover Card Master. Both companies possess domestic business lines, which boosts their balance sheets, and maintain a stable track record of interest payments - exactly what we look for in a non-government security. By fiscal year-end, corporate bonds accounted for 16% of the portfolio and were a strong contribution to Fund performance. This was the largest increase in allocation over the past year, up from 10% on May 31 and 11% one year ago.

Looking Ahead
Currently, Fed policy on short-term interest rates is holding steady, as we expect it will until overseas wrinkles are ironed out. We're seeing heightened demand for high-quality issues, especially those backed by the U.S. government. This has pushed up prices and sent interest rates falling. As we move into 1998, investors may decide to reduce their stock exposure by adding bonds. A fund such as Pioneer Short-Term Income Trust, which invests in high-quality, relatively short-term securities, offers the potential for greater price stability than long-term stock and bond funds, and higher-current income potential than savings accounts. We look forward to managing the Fund in the coming months, and thank you for investing with Pioneer.


Respectfully,

/s/ Richard A. Schlanger

Richard A. Schlanger,
Portfolio Manager

 Pioneer Short-Term Income Trust
 SCHEDULE OF INVESTMENTS 11/30/97

               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                     Value
                               INVESTMENT IN SECURITIES - 99.5%
                               Corporate Bonds - 16.7%
                               Asset-Backed - 4.3%
$ 600,000      AAA/Aaa         Carco Auto, Series 1997-1A, 6.689%,
                               2004                                         $  606,888
  875,000      AAA/Aaa         Premier Auto Trust, Series 1995-2A6,
                               7.2%, 1999                                      882,613
  500,000      AAA/Aaa         Sears Credit Account Master Trust, Series
                               1994-1A, 7.0%, 2004                             508,715
                                                                            ----------
                                                                            $1,998,216
                                                                            ----------
                               Financial - 8.5%
  500,000      AA-/Aa3         Associates Corp. N.A., 8.125%, 1998          $  501,415
  600,000      A+/A1           Bank One, 7.25%, 2002                           621,006
  500,000      AAA/Aaa         Discover Card Master, 6.792%, 2010              501,406
  500,000      A-/A2           First Interstate Bancorp, 8.15%, 2002           503,170
  500,000      A+/A1           Ford Motor Credit Co., 6.85%, 2000              507,220
  800,000      BBB/Baa2        Spieker Properties L.P., 6.8%, 2001             806,800
  500,000      A/A3            Transamerica Financial, 6.75%, 2000             504,910
                                                                            ----------
                                                                            $3,945,927
                                                                            ----------
                               Industrial - 3.9%
  500,000      BBB-/Baa2       A. H. Belo Corp., 6.875%, 2002               $  507,125
  780,000      BBB+/Baa1       Comdisco Inc., 6.5%, 2000                       785,577
  500,000      AA/Aa2          McDonalds Corp., 7.375%, 2002                   522,895
                                                                            ----------
                                                                            $1,815,597
                                                                            ----------
                               Total Corporate Bonds
                               (Cost $7,688,581)                            $7,759,740
                                                                            ----------
                               U.S. Government Obligations - 8.9%
  500,000                      U.S. Treasury Notes, 7.125%, 1999            $  511,530
3,000,000                      U.S. Treasury Notes, 7.75%, 1999              3,109,980
  500,000                      U.S. Treasury Notes, 6.25%, 2002                506,900
                                                                            ----------
                               Total U.S. Government Obligations
                               (Cost $4,214,531)                            $4,128,410
                                                                            ----------
                               U.S. Government Agency Obligations - 73.9%
  500,000                      Aid-Isreal, 7.75%, 1999                      $  515,950
  350,000                      Federal Home Loan Bank, 6.32%, 2001             349,853

8    The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust

               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                  Value
                               U.S. Government Agency Obligations - (continued)
$ 500,000                      Federal Home Loan Bank, 6.36%, 2001          $ 500,615
  800,000                      Federal Home Loan Bank, 6.17%, 2002            800,024
  600,000                      Federal Home Loan Mortgage Corp.,
                               6.29%, 2000                                    601,146
  500,000                      Federal Home Loan Mortgage Corp.,
                               7.28%, 2000                                    503,495
  200,000                      Federal Home Loan Mortgage Corp.,
                               7.38%, 2000                                    201,082
  300,000                      Federal Home Loan Mortgage Corp.,
                               7.51%, 2000                                    301,452
  500,000                      Federal Home Loan Mortgage Corp.,
                               7.645%, 2000                                   502,930
  500,000                      Federal Home Loan Mortgage Corp.,
                               6.87%, 2001                                    505,075
  500,000                      Federal Home Loan Mortgage Corp.,
                               6.92%, 2001                                    505,820
  500,000                      Federal Home Loan Mortgage Corp.,
                               7.08%, 2002                                    502,315
1,000,000                      Federal Home Loan Mortgage Corp.,
                               Global Notes, 6.85%, 2000                    1,005,250
   21,299                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1319E, 7.0%, 2004                  21,274
1,000,000                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1243H, 7.5%, 2004               1,002,969
  145,391                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1238G, 7.25%, 2006                146,512
  422,794                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1132I, 8.0%, 2006                 432,628
  888,375                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1145G, 8.0%, 2006                 913,347
  321,885                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1564J, 6.5%, 2008                 321,003
  556,259                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1262F, 7.5%, 2015                 558,395
  231,101                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 153F, 7.75%, 2015                 232,201

The accompanying notes are an integral part of these financial statements.    9

 Pioneer Short-Term Income Trust
 SCHEDULE OF INVESTMENTS 11/30/97                        (continued)

               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                      Value
                               U.S. Government Agency Obligations - (continued)
$ 157,877                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1311F, 7.5%, 2018               $ 158,229
  500,000                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1281F, 8.0%, 2018                 508,800
  282,042                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1358F, 6.75%, 2019                282,513
   76,591                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1264F, 7.75%, 2019                 76,794
  200,151                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 186D, 8.0%, 2019                  200,215
  500,000                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1142H, 7.95%, 2020                513,320
  530,440                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 112H, 8.8%, 2020                  542,449
  415,643                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 189C, 8.0%, 2021                  425,680
  369,101                      Federal Home Loan Mortgage Corp.,
                               REMIC Series 1590K, 6.5%, 2023                 369,485
  235,000                      Federal National Mortgage Association,
                               7.85%, 1998                                    238,614
  500,000                      Federal National Mortgage Association,
                               6.45%, 2001                                    501,210
  635,000                      Federal National Mortgage Association,
                               6.85%, 2002                                    638,480
  500,000                      Federal National Mortgage Association,
                               Medium Term Note, 6.64%, 2000                  502,335
1,050,000                      Federal National Mortgage Association,
                               Medium Term Note, 7.11%, 2000                1,056,836
  585,000                      Federal National Mortgage Association,
                               Medium Term Note, 7.26%, 2000                  588,984
1,000,000                      Federal National Mortgage Association,
                               Medium Term Note, 7.3%, 2000                 1,005,990
  600,000                      Federal National Mortgage Association,
                               Medium Term Note, 6.4%, 2001                   601,086
  500,000                      Federal National Mortgage Association,
                               Medium Term Note, 6.61%, 2001                  502,805

10    The accompanying notes are an integral part of these financial statements.

 Pioneer Short-Term Income Trust

               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                      Value
                               U.S. Government Agency Obligations - (continued)
$ 500,000                      Federal National Mortgage Association,
                               Medium Term Note, 6.63%, 2001                $ 506,115
1,000,000                      Federal National Mortgage Association,
                               Medium Term Note, 7.0%, 2001                 1,005,320
  285,000                      Federal National Mortgage Association,
                               Medium Term Note, 7.04%, 2001                  287,725
1,000,000                      Federal National Mortgage Association,
                               Medium Term Note, 7.17%, 2001                1,008,120
  300,000                      Federal National Mortgage Association,
                               Medium Term Note, 6.36%, 2002                  302,217
  350,000                      Federal National Mortgage Association,
                               Medium Term Note, 6.45%, 2002                  353,087
  300,000                      Federal National Mortgage Association,
                               Medium Term Note, 6.52%, 2002                  303,390
  450,000                      Federal National Mortgage Association,
                               Medium Term Note, 6.78%, 2002                  453,591
  500,000                      Federal National Mortgage Association,
                               Medium Term Note, 6.97%, 2002                  505,830
  500,000                      Federal National Mortgage Association,
                               Medium Term Note, 7.15%, 2002                  507,830
  257,074                      Federal National Mortgage Association,
                               REMIC Series 1991-175E, 7.0%, 1998             257,300
  143,909                      Federal National Mortgage Association,
                               REMIC Series G93-26PL, 7.0%, 1998              143,983
  355,753                      Federal National Mortgage Association,
                               REMIC Series 1992-97DB, 8.0%, 1999             361,129
  469,236                      Federal National Mortgage Association,
                               REMIC Series 1992-40G, 7.0%, 2002              469,945
  377,401                      Federal National Mortgage Association,
                               REMIC Series 1992-145J, 7.15%, 2003            383,232
  500,000                      Federal National Mortgage Association,
                               REMIC Series 1992-110G, 7.0%, 2005             502,585
  300,000                      Federal National Mortgage Association,
                               REMIC Series 1991-119M, 8.5%, 2008             308,988
  354,545                      Federal National Mortgage Association,
                               REMIC Series 1992-84G, 7.5%, 2014              356,428

The accompanying notes are an integral part of these financial statements.   11

 Pioneer Short-Term Income Trust
 SCHEDULE OF INVESTMENTS 11/30/97                        (continued)

              S&P/Moody's
Principal     Ratings
Amount        (Unaudited)                                                    Value
                              U.S. Government Agency Obligations - (continued)
$ 29,056                      Federal National Mortgage Association,
                              REMIC Series 1992-132PE, 7.25%, 2015            $28,937
 240,327                      Federal National Mortgage Association,
                              REMIC Series 1992-171PB, 6.5%, 2017             240,147
 502,213                      Federal National Mortgage Association,
                              REMIC Series 1988-26C, 7.5%, 2018               511,173
  27,949                      Federal National Mortgage Association,
                              REMIC Series 1992-43B, 7.5%, 2018                27,894
 152,605                      Federal National Mortgage Association,
                              REMIC Series 1990-8E, 8.5%, 2018                153,681
 500,000                      Federal National Mortgage Association,
                              REMIC Series 1993-23PJ, 6.7%, 2019              503,015
 550,000                      Federal National Mortgage Association,
                              REMIC Series 1993-17PE, 6.75%, 2019             550,006
 776,843                      Federal National Mortgage Association,
                              REMIC Series 1992-131G, 7.25%, 2019             779,858
  80,603                      Federal National Mortgage Association,
                              REMIC Series 1990-48G, 7.95%, 2019               80,651
 500,000                      Federal National Mortgage Association,
                              REMIC Series 1991-169PJ, 7.0%, 2020             503,265
 189,819                      Federal National Mortgage Association,
                              REMIC Series G92-35C, 7.5%, 2020                191,983
  44,092                      Federal National Mortgage Association,
                              REMIC Series 1991-74J, 7.95%, 2020               44,006
 175,800                      Federal National Mortgage Association,
                              REMIC Series 1991-103HB, 8.75%, 2020            177,060
  68,466                      Federal National Mortgage Association,
                              REMIC Series 1992-77G, 8.0%, 2021                69,182
 124,586                      Federal National Mortgage Association,
                              REMIC Series 1992-64M, 7.0%, 2022               125,129
 500,000                      Federal Farm Credit Bank, Medium Term
                              Note, 7.79%, 1997                               500,210
 500,000                      Federal Farm Credit Bank, Medium Term
                              Note, 6.62%, 2001                               502,500
 250,000                      Federal Farm Credit Bank, Medium Term
                              Note, 7.3%, 2001                                252,943

12   The accompanying notes are an integral part of these financial statements.

 Pioneer Short-Term Income Trust



               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                     Value
                               U.S. Government Agency Obligations - (continued)
$ 500,000                      Federal Farm Credit Bank, Medium Term
                               Note, 6.42%, 2002                            $   500,625
  500,000                      Federal Farm Credit Bank, Medium Term
                               Note, 6.59%, 2002                                502,054
1,000,000                      Tennessee Valley Authority, 8.375%, 1999       1,042,400
                                                                            -----------
                               Total U.S. Government Agency Obligations
                               (Cost $34,482,270)                           $34,440,695
                                                                            -----------
                               TOTAL INVESTMENT IN SECURITIES
                               (Cost $46,385,382)                           $46,328,845
                                                                            -----------
                               TEMPORARY CASH INVESTMENT - 0.5%
                               Commercial Paper - 0.5%
  247,000                      Household Finance Corp., 5.70%,
                               12/01/97                                     $   247,000
                                                                            -----------
                               TOTAL TEMPORARY CASH INVESTMENT
                               (Cost $247,000)                              $   247,000
                                                                            -----------
                               TOTAL INVESTMENT IN SECURITIES AND
                               TEMPORARY CASH INVESTMENT - 100%
                               (Cost $46,632,382) (a) (b)                   $46,575,845
                                                                            -----------

(a) At November 30, 1997, the net unrealized loss on investments based on cost for federal income tax purposes of $46,632,382 was as follows:
    Aggregate gross unrealized gain for all investments in which there is an
    excess of value over tax cost                                             $ 209,845

    Aggregate gross unrealized loss for all investments in which there is an
    excess of tax cost over value                                              (266,382)
                                                                              ----------
    Net unrealized loss                                                        $(56,537)
                                                                              ----------

(b) At November 30, 1997, the Fund had a net capital loss carryforward of $3,365,002 which will expire between 2000 and 2005 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 1997 were as follows:

                                                              Purchases          Sales
                                                              ---------         -------
Long-term U.S. Government                                    $10,905,979      $22,784,828
Other Long-term Securities                                     4,033,687        2,561,771



The accompanying notes are an integral part of these financial statements.   13

Pioneer Short-Term Income Trust
BALANCE SHEET 11/30/97


ASSETS:
  Investment in securities, at value (including temporary cash investment
    of $247,000) (cost $46,632,382)                                          $46,575,845
  Cash                                                                               764
  Receivables -
   Fund shares sold                                                              106,301
   Interest                                                                      664,749
  Due from Pioneering Management Corporation                                      52,067
  Other                                                                            4,406
                                                                             -----------
    Total assets                                                             $47,404,132
                                                                             -----------
LIABILITIES:
  Payables -
   Fund shares repurchased                                                   $    27,074
   Dividends                                                                      51,368
  Due to affiliates                                                               39,964
  Accrued expenses                                                                40,100
                                                                             -----------
    Total liabilities                                                        $   158,506
                                                                             -----------
NET ASSETS:
  Paid-in capital                                                            $50,669,174
  Accumulated distributions in excess of net investment income                   (10,351)
  Accumulated net realized loss on investments                                (3,356,660)
  Net unrealized loss on investments                                             (56,537)
                                                                             -----------
    Total net assets                                                         $47,245,626
                                                                             -----------
NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
  Class A (based on $42,058,284/11,150,229 shares)                           $      3.77
                                                                             -----------
  Class B (based on $5,187,342/1,377,961 shares)                             $      3.76
                                                                             -----------
MAXIMUM OFFERING PRICE:
  Class A                                                                    $      3.87
                                                                             -----------


14   The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust
STATEMENT OF OPERATIONS

For the Year Ended 11/30/97

INVESTMENT INCOME:
  Interest                                                                 $3,538,771
                                                                           ----------
EXPENSES:
  Management fees                                           $253,266
  Transfer agent fees
   Class A                                                    91,314
   Class B                                                    12,426
  Distribution fees
   Class A                                                   114,554
   Class B                                                    48,316
  Accounting                                                  83,088
  Custodian fees                                              18,666
  Registration fees                                           36,740
  Professional fees                                           41,900
  Printing                                                    18,300
  Fees and expenses of nonaffiliated trustees                 15,808
  Miscellaneous                                               36,127
                                                            --------
    Total expenses                                                         $  770,505
    Less management fees waived and expenses
      reimbursed by Pioneering Management
      Corporation                                                            (289,028)
    Less fees paid indirectly                                                 (11,675)
                                                                           ----------
    Net expenses                                                           $  469,802
                                                                           ----------
     Net investment income                                                 $3,068,969
                                                                           ----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                         $ (315,856)
  Change in net unrealized gain on investments                                (88,164)
                                                                           ----------
   Net loss on investments                                                 $ (404,020)
                                                                           ----------
   Net increase in net assets resulting from operations                    $2,664,949
                                                                           ----------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Short-Term Income Trust
STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 11/30/97 and 11/30/96


                                                                 Year Ended         Year Ended
FROM OPERATIONS:                                                  11/30/97           11/30/96
Net investment income                                         $  3,068,969       $ 3,404,164
Net realized loss on investments                                  (315,856)         (248,627)
Change in net unrealized gain on investments                       (88,164)         (351,256)
                                                              ------------       -----------
  Net increase in net assets resulting from operations
                                                              $  2,664,949       $ 2,804,281
                                                              ------------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.23 and $0.24 per share, respectively)             (2,774,220)       (3,222,631)
  Class B ($0.20 and $0.21 per share, respectively)               (257,396)         (197,640)
In excess of net investment income:
  Class A ($0.00 and $0.00 per share, respectively)                     --           (25,178)
  Class B ($0.00 and $0.01 per share, respectively)                     --           (23,437)
                                                              ------------       -----------
   Total distributions to shareholders
                                                              $ (3,031,616)      $(3,468,886)
                                                              ------------       -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $ 35,938,522       $32,092,020
Reinvestment of distributions                                    2,292,014         2,552,698
Cost of shares repurchased                                     (50,223,665)      (31,158,433)
                                                              ------------       -----------
  Net increase (decrease) in net assets resulting from
    fund share transactions                                   $(11,993,129)      $ 3,486,285
                                                              ------------       -----------
  Net increase (decrease) in net assets
                                                              $(12,359,796)      $ 2,821,680
NET ASSETS:
Beginning of year                                               59,605,422        56,783,742
                                                              ------------       -----------
End of year (including accumulated distributions in excess
  of net investment income of $10,351 and $48,615,
  respectively)                                               $ 47,245,626       $59,605,422
                                                              ------------       -----------



CLASS A                          '97 Shares        '97 Amount      '96 Shares      '96 Amount
Shares sold                          6,898,656    $  25,945,608       6,451,953    $24,450,587
Reinvestment of distributions          562,149        2,116,959         635,331      2,410,126
Less shares repurchased            (10,708,837)     (40,309,982)     (6,697,289)  (25,468,788)
                                   -----------    -------------      ----------   ------------
  Net increase (decrease)           (3,248,032)   $ (12,247,415)        389,995   $ 1,391,925
                                   -----------    -------------      ----------   ------------
CLASS B
Shares sold                          2,657,915    $   9,992,914       2,013,404   $ 7,641,433
Reinvestment of distributions           46,605          175,055          37,660       142,572
Less shares repurchased             (2,638,370)      (9,913,683)     (1,499,135)   (5,689,645)
                                   -----------    -------------      ----------   ------------
  Net increase                          66,150    $     254,286         551,929   $ 2,094,360
                                   -----------    -------------      ----------   ------------




16   The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust
FINANCIAL HIGHLIGHTS 11/30/97
                                                                 Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
CLASS A                                                           11/30/97     11/30/96     11/30/95    11/30/94(a)    11/30/93
Net asset value, beginning of year                                $  3.79      $  3.84      $  3.75       $ 3.95       $ 3.95
                                                                  -------      -------      -------       ------       ------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.21      $  0.24      $  0.25       $ 0.22       $ 0.24
 Net realized and unrealized gain (loss) on investments                --        (0.05)        0.10         (0.21)     $   --
                                                                  -------      -------      -------       -------      ------
  Net increase from investment operations                         $  0.21      $  0.19      $  0.35       $ 0.01       $ 0.24
Distributions to shareholders:
 Net investment income                                              (0.23)       (0.24)       (0.26)        (0.21)       (0.24)
                                                                  -------      -------      -------       -------      -------
Net increase (decrease) in net asset value                        $ (0.02)     $ (0.05)     $  0.09       $ (0.20)     $   --
                                                                  -------      -------      -------       -------      -------
Net asset value, end of year                                      $  3.77      $  3.79      $  3.84       $ 3.75       $ 3.95
                                                                  -------      -------      -------       -------      -------
Total return*                                                        5.64%        5.20%        9.64%         0.32%        6.28%
Ratio of net expenses to average net assets                          0.87%+       0.87%+       0.86%+        0.85%        0.66%
Ratio of net investment income to average net assets                 6.10%+       6.25%+       6.43%+        5.89%        5.80%
Portfolio turnover rate                                                31%          65%         110%          144%          83%
Net assets, end of year (in thousands)                            $42,058      $54,637      $53,860       $59,088      $57,482
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                        1.44%        1.33%        1.38%         1.20%        1.33%
 Net investment income                                               5.53%        5.79%        5.92%         5.54%        5.13%
Ratios assuming waiver of management fees and assumption of
 expenses by PMC and reduction for fees paid indirectly:
 Net expenses                                                        0.85%        0.85%        0.85%           --           --
 Net investment income                                               6.12%        6.27%        6.44%           --           --


(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   17

Pioneer Short-Term Income Trust
FINANCIAL HIGHLIGHTS 11/30/97
                                                                          Year Ended   Year Ended   Year Ended      4/4/94 to
CLASS B                                                                    11/30/97   11/30/96     11/30/95      11/30/94(a)
Net asset value, beginning of period                                       $ 3.79       $ 3.85       $ 3.75        $  3.89
                                                                           ------       --------     ------        -------
Increase (decrease) from investment operations:
 Net investment income                                                     $ 0.20       $ 0.21       $ 0.22        $  0.15
 Net realized and unrealized gain (loss) on investments                     (0.03)       (0.05)        0.11          (0.16)
                                                                           ------       ------       ------        -------
  Net increase (decrease) from investment operations                       $ 0.17       $ 0.16       $ 0.33        $ (0.01)
Distributions to shareholders:
 Net investment income                                                      (0.20)       (0.21)       (0.23)        (0.13)
 In excess of net investment income                                            --        (0.01)          --            --
                                                                           ------       ------       ------       -------
Net increase (decrease) in net asset value                                 $(0.03)      $(0.06)      $ 0.10        $ (0.14)
                                                                           ------       ------       ------        -------
Net asset value, end of period                                             $ 3.76       $ 3.79       $ 3.85        $  3.75
                                                                           ------       ------       ------        -------
Total return*                                                                4.60%        4.37%        8.93%         (0.24)%
Ratio of net expenses to average net assets                                  1.67%+       1.69%+       1.63%+         1.41% **
Ratio of net investment income to average net assets                         5.29%+       5.40%+       5.61%+         6.05% **
Portfolio turnover rate                                                        31%          65%         110%           144%
Net assets, end of period (in thousands)                                   $5,187       $4,969       $2,924        $ 3,182
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                                2.25%        2.15%        2.17%          1.82%**
 Net investment income                                                       4.71%        4.94%        5.08%          5.64%**
Ratios assuming waiver of management fees and assumption of expenses by
 PMC and reduction for fees paid indirectly:
 Net expenses                                                                1.66%        1.67%        1.60%           --
 Net investment income                                                       5.30%        5.42%        5.64%           --



(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratio assuming no reduction for fees paid indirectly.


18   The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust
NOTES TO FINANCIAL STATEMENTS 11/30/97

1. Organization and Significant Accounting Policies

Pioneer Short-Term Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust's investment objective is to seek a high level of current income consistent with a high level of principal stability.

The Trust offers two classes of shares - Class A and Class B shares. Shares of Class A and Class B each represent an interest in the same portfolio of investments of the Trust and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Class B shareholders, respectively.

The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry.

A. Security Valuation
   Security transactions are recorded on trade date. Securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities

Pioneer Short-Term Income Trust
NOTES TO FINANCIAL STATEMENTS 11/30/97                  (continued)

  that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 1997, the Trust reclassified $15,773 and $911 from accumulated net realized loss on investments and accumulated distributions in excess of net investment income, respectively, to paid-in capital. The reclassification has no impact on the net asset value of the Trust and is designed to present the Trust's capital accounts on a tax basis.

C. Trust Shares
   The Trust records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $16,197 in underwriting commissions on the sale of trust shares during the year ended November 30, 1997.

D. Class Allocations
   Distribution fees are calculated based on the average daily net assets attributable to Class A and Class B shares of the Trust, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

 Pioneer Short-Term Income Trust

  The Trust declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Trust with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A and Class B shares can bear different transfer agent and distribution fees.

E. Repurchase Agreement
   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PMC manages the Trust's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets up to $100 million; 0.45% of the next $200 million; and 0.40% of the excess over $300 million.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 0.85% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust.

 Pioneer Short-Term Income Trust
 NOTES TO FINANCIAL STATEMENTS 11/30/97                  (continued)

3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. Included in due to affiliates is $17,784 in transfer agent fees payable to PSC at November 30, 1997.

4. Distribution Plans
The Trust adopted a Plan of Distribution for each class of shares (Class A Plan and Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Trust pays PFD a service fee of up to 0.25% of the Trust's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan, the Trust pays PFD 1.00% of the average daily net assets attributable to the Class B shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Included in due to affiliates is $22,180 in distribution fees payable to PFD at November 30, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 0.50% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates beginning at 2.0%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the year ended November 30, 1997, CDSCs in the amount of $47,504 were paid to PFD.

5. Expense Offsets
The Trust has entered into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. For the year ended November 30, 1997, the Trust's expenses were reduced by $11,675 under such arrangements.

Pioneer Short-Term Income Trust
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer Short-Term Income Trust:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Short-Term Income Trust, as of November 30, 1997, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Short-Term Income Trust as of November 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 5, 1998

Pioneer Short-Term Income Trust
TRUSTEES, OFFICERS AND SERVICE PROVIDERS


Trustees                         Officers
John F. Cogan, Jr.               John F. Cogan, Jr., Chairman and
Mary K. Bush                      President
Richard H. Egdahl, M.D.          David D. Tripple, Executive Vice President
Margaret B.W. Graham             Richard A. Schlanger, Vice President
John W. Kendrick                 William H. Keough, Treasurer
Marguerite A. Piret              Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

RETIREMENT PLANS FROM PIONEER


Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans
Individual Retirement Account (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

Roth IRA New in 1998, $2,000 maximum annual contributions are not tax-deductible. Earnings are tax-free for qualified withdrawals.

Plans for Small Businesses or the Self-Employed
SIMPLE (Savings Incentive Match PLan for Employees)
IRA or 401(k) Plan For firms with 100 or fewer employees. Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

Simplified Employee Pension Plan (SEP) Self-employed people and small- business owners can make tax-deductible contributions of up to 15% of their income.

Employer-Sponsored Plans
401(k) Plan Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(b) Plan Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

Profit Sharing Plan Employers contribute on a discretionary basis, usually based on profits.

Age-Weighted Profit Sharing Plan Employer makes discretionary contributions based on employees' age and salary.

Money Purchase Pension Plan (MPP) Employers contribute based on a fixed formula.



Most retirement plan withdrawals must meet specific conditions to avoid penalties.

 PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFoneSM
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.


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Automatic Exchange Program
A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)


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                           This page for your notes.

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THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.



Growth Funds                          Income Funds
Global/International                  Taxable
Pioneer Emerging Markets Fund         Pioneer America Income Trust
Pioneer Europe Fund                   Pioneer Bond Fund
Pioneer Gold Shares                   Pioneer Short-Term Income Trust*
Pioneer India Fund
Pioneer International Growth Fund     Tax-Exempt
Pioneer World Equity Fund             Pioneer Intermediate Tax-Free Fund
                                      Pioneer Tax-Free Income Fund

United States
Pioneer Capital Growth Fund           Money Market Fund
Pioneer Growth Shares                 Pioneer Cash Reserves Fund
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund


Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II









*Offers Class A and B Shares only

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HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFoneSM for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com




This report must be preceded or accompanied by a current
Fund prospectus.


[Pioneer logo]




Pioneer Funds Distributor, Inc.
 60 State Street                      0198-4681
 Boston, Massachusetts 02109         (C) Pioneer Funds Distributor, Inc.
 www.pioneerfunds.com           [recycle logo] Printed on Recycled Paper